Stockholders' Equity	6 Months Ended	12 Months Ended
	Jul. 31, 2018	Jan. 31, 2018
Equity [Abstract]
Stockholders' Equity
Note 10.	Stockholders’ Equity

Equity Incentive Plans

We maintain three stock-based compensation plans: the 2018 Equity Incentive Plan (“2018 Plan”), the Amended and Restated 2011 Equity Incentive Plan (“2011 Plan”) and the Amended and Restated 2003 Stock Plan (“2003 Plan”).

Our board of directors adopted, and our stockholders approved the 2018 Plan during the six months ended July 31, 2018. The 2018 Plan went into effect in April 2018, upon the effectiveness of our IPO Registration Statement. This plan serves as a successor to the 2011 Plan and 2003 Plan and provides for the grant of stock-based awards to our employees, directors and consultants. No additional awards under the 2011 Plan or 2003 Plan will be made as of the effective date of the 2018 Plan. Outstanding awards under these two plans continue to be subject to the terms and conditions of the respective plans.

Shares available for grant under the 2011 Plan that were reserved but not issued as of the effective date of the 2018 Plan were added to the reserves of the 2018 Plan. Any shares subject to outstanding awards originally granted under the 2011 Plan that: (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award shall become available for future issuance pursuant to the 2018 Plan. As of July 31, 2018, 14,175,278 shares were available for future issuance under the 2018 Plan.

The number of shares reserved under the 2018 Plan will automatically increase on the first day of each fiscal year, starting on February 1, 2019 and continuing through February 1, 2028, in an amount equal to (i) 5% of the total number of shares of our capital stock outstanding on January 31st of the preceding fiscal year or (ii) a lesser number of shares as determined by our board of directors.

Stock Options

Option activity for the six months ended July 31, 2018, was as follows:

	Number of Options Outstanding	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (In thousands)
Balances at January 31, 2018	19,831,715	$11.44	6.62	$152,754
Options exercised	(1,399,171)	7.30
Options canceled/expired	(310,770)	11.26

Balances at July 31, 2018	18,121,774	$11.76	6.32	$763,646

Vested and expected to vest at July 31, 2018	17,774,197	$11.65	6.28	$750,982
Exercisable at July 31, 2018	14,385,928	$10.38	5.95	$626,130

As of July 31, 2018, our total unrecognized compensation cost related to stock option grants was $23.0 million. We expect to recognize this expense over the remaining weighted-average period of approximately 1.7 years.

RSUs

Substantially all the RSUs that we have issued through January 31, 2018 vest upon the satisfaction of both service-based and performance-based vesting conditions. The service-based condition is typically satisfied over a four-year service period. The performance-based condition related to these awards was satisfied upon the effectiveness of our IPO Registration Statement on April 26, 2018. On that date we recorded a cumulative stock-based compensation expense of $262.8 million using the accelerated attribution method for all the RSUs with the service condition fully satisfied.

During the three and the six months ended July 31, 2018, we granted 161,250 RSUs that are subject to either performance-based or market-based vesting conditions and a service-based condition. The performance-based conditions will be satisfied if our financial performance meets certain operating targets. The market-based conditions will be satisfied if certain milestones based on our common stock price are met. All other RSUs granted after January 31, 2018 vest on the satisfaction of a service-based condition only.

RSU activity for the six months ended July 31, 2018, was as follows:

	Number of Units	Weighted- Average Grant Date Fair Value
Unvested at January 31, 2018	23,080,543	$17.54
Granted	6,546,327	54.66
Vested	(9,876,534)	17.67
Canceled	(680,674)	19.37

Unvested at July 31, 2018	19,069,662	$29.49

The table above includes 161,250 RSUs subject to performance-based and market-based vesting conditions granted during the period. As of July 31, 2018, our total unrecognized compensation cost related to RSUs was $382.6 million. We expect to recognize this expense over the remaining weighted-average period of approximately 2.1 years.

2018 Employee Stock Purchase Plan

In the six months ended July 31, 2018, our board of directors adopted, and our stockholders approved the 2018 Employee Stock Purchase Plan (“2018 ESPP”). In April 2018, the 2018 ESPP went into effect upon the effectiveness of our IPO Registration Statement. Subject to any limitations contained therein, the 2018 ESPP allows eligible employees to contribute, normally through payroll deductions, up to 15% of their earnings for the purchase our common stock at a discounted price per share. The 2018 ESPP provides for separate six-month offering periods. The initial offering period will run from September 15, 2018 through March 14, 2019.

A total of 3,800,000 shares of common stock were reserved for issuance under the 2018 ESPP. As of July 31, 2018, no shares of our common stock have been purchased under the 2018 ESPP. The number of shares reserved under the 2018 ESPP will automatically increase on the first day of each fiscal year, starting on February 1, 2019 and continuing through February 1, 2028, in an amount equal to the lesser of (i) 1% of the total number of shares of our common stock outstanding on January 31 of the preceding fiscal year, (ii) 3,800,000 shares, or (iii) a lower number determined by our board of directors.

14.	Common Stock

Common Stock Reserved for Future Issuance

We have reserved shares of common stock, on an as-if converted basis, for future issuance as of January 31, 2018:

Conversion of outstanding convertible preferred stock	100,350,008
Warrants to purchase convertible preferred stock	22,468
Warrants to purchase common stock	18,061
Options issued and outstanding	19,831,715
RSUs outstanding	23,080,543
Remaining shares available for future issuance under the 2011 Plan	709,263

Total shares of common stock reserved	144,012,058

Equity Award Plans

In 2003 and 2011 we adopted the Amended and Restated 2003 Stock Plan (“2003 Plan”) and Amended and Restated 2011 Equity Incentive Plan (“2011 Plan”) for the purpose of granting stock-based awards to our employees, officers, consultants and advisors. With the establishment of the 2011 Plan, shares available for grant under the 2003 Plan, subject to share cap of 16,616,223, were transferred to the 2011 Plan. Options granted under the 2003 and 2011 Plans may be either incentive stock options or nonstatutory stock options as determined by the Board of Directors. Generally, options granted under the 2003 and 2011 Plans vest over four years from the date of grant and have a 10-year contractual term. Certain options have been granted to employees that are immediately exercisable. During the year ended January 31, 2016, we began granting RSUs under the 2011 Plan. The equity awards available for grant for the periods presented were as follows:

	Year Ended January 31,
	2017	2018
Available at beginning of fiscal year	363,832	500,358
Awards authorized	10,285,961	5,250,000
Options granted	(3,103,240)	(649,000)
Options canceled/expired(1)	3,896,909	1,858,162
RSUs granted	(12,013,428)	(8,180,020)
RSUs cancelled	1,070,324	1,929,763

Available at end of fiscal year	500,358	709,263

(1)	Included in options canceled/expired are 39,584 shares which were repurchased from one employee during the year ended January 31, 2017 for an aggregate amount of $0.1 million.

Stock Options

We calculated the fair value of each option award on the date of grant using the Black-Scholes option pricing model. The following weighted-average assumptions were used for the periods presented:

	Year Ended January 31,
	2016	2017	2018
Risk-free interest rate	1.29% - 1.94%	1.25% - 2.19%	1.86% - 2.17%
Expected dividend yield	—	—	—
Expected life of option (in years)	4.58 - 6.06	6.05	6.05
Expected volatility	46.79% - 48.11%	45.77% - 48.58%	44.99% - 45.53%

The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for the expected life of the award. Our computation of expected life was based on safe harbor rules as prescribed by the “simplified” method for estimating expected term. We have assumed a 0% dividend yield. Our computation of expected volatility is based on a calculation using the historical stock information of companies deemed comparable to us, for the period matching the expected term of each option and with an end date matching each of the various measurement dates. Determination of these assumptions involves management’s best estimates at that time, which impact the fair value of the option calculated under the Black-Scholes methodology, and ultimately the expense that will be recognized over the life of the option.

Option activity for the years ended January 31, 2017 and 2018, was as follows:

	Number of Options Outstanding	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (In thousands)
Balances at January 31, 2016	30,099,436	8.92	7.96	272,510
Options granted	3,103,240	18.21
Options exercised	(2,043,682)	3.98
Options canceled/expired	(3,857,325)	12.07

Balances at January 31, 2017	27,301,669	9.89	6.80	222,445
Options granted	649,000	16.25
Options exercised	(6,260,792)	4.23
Options canceled/expired	(1,858,162)	14.74

Balances at January 31, 2018	19,831,715	$11.44	6.62	152,754

Vested and expected to vest at January 31, 2018	19,522,105	$11.36	6.59	151,812
Exercisable at January 31, 2018	14,032,241	9.37	6.07	137,138

Our stock options outstanding as of January 31, 2018 were as follows:

	Options Outstanding			Options Exercisable
Exercise Prices	Number Outstanding	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Number of Shares	Weighted- Average Exercise Price
$0.15 to $2.14	3,940,939	4.52	$1.55	3,890,938	$1.54
$4.05 to $7.55	3,257,909	5.97	5.95	3,174,861	5.95
$10.41 to $12.86	2,756,953	6.23	12.16	2,266,346	12.12
$13.43 to $16.65	5,169,468	7.31	16.11	2,632,045	15.94
$17.34 to $18.87	4,706,446	8.41	17.95	2,068,051	17.95

	19,831,715	6.62	$11.44	14,032,241	$9.37

The estimated weighted-average grant date fair value for stock options granted during the years ended January 31, 2017 and 2018 was $8.43 and $7.41, respectively. The decrease in the value was primarily driven by an increase in the time-to-liquidity estimate, changes in industry trends and prices at which our common stock was transacted between third parties, such as employees, existing and outside investors. All such options were granted with an exercise price equal to the estimated fair value of our common stock at the date of grant. As of January 31, 2018, our total unrecognized compensation cost related to stock option grants was $35.3 million, which will be recognized over the remaining weighted-average period of approximately 2.0 years. The aggregate intrinsic value of options exercised during the years ended January 31, 2016, 2017 and 2018 was $39.7 million, $28.9 million and $83.6 million, respectively. The total grant date fair value of options vesting during the years ended January 31, 2016, 2017 and 2018 was $19.2 million, $38.8 million and $33.6 million, respectively.

Stock options granted under our stock option plans provide employee option holders, if approved by our Board of Directors, the right to elect to exercise unvested options in exchange for restricted common stock, which is subject to a repurchase right held by us at the original issuance price in the event the option holder’s employment is terminated. Any repurchased shares are returned to the available share pool for future stock option grants. The shares purchased by the employees pursuant to the early exercise of stock options are deemed to be outstanding. Early exercises of options are not deemed to be substantive for accounting purposes. Accordingly, amounts received for early exercises are recorded on the consolidated balance sheets as a liability. These amounts are reclassified to additional paid-in capital as the underlying options vest. We had no such liability as of January 31, 2017 and 2018.

During the years ended January 31, 2016, 2017 and 2018, we modified the stock option agreements of seven employees whose employment ceased. The terms of the modification agreements accelerated the time-based vesting requirements of these employees’ unvested equity holdings, and extended their time to exercise the vested stock options from the separation date. Total incremental compensation cost resulting from these modifications was $0.5 million, $4.1 million and $0.3 million for the years ended January 31, 2016, 2017 and 2018, respectively.

Stock-based Compensation Expense

Stock-based compensation expense for stock options awards for the years ended January 31, 2016, 2017 and 2018 was as follows:

	Year Ended January 31,
(in thousands)	2016	2017	2018
Cost of revenue	$2,371	$2,211	$1,887
Sales and marketing	10,617	11,187	9,386
Research and development	8,221	10,161	4,896
General and administrative	11,455	11,884	13,578

	$32,664	$35,443	$29,747

RSUs

As described in Note 2, we have granted RSUs that vest upon the satisfaction of both a service-based and a performance-based requirement. The service condition is typically a four-year service period, whereby for newly hired employees, 25% of the total number of RSUs awarded will have the requirement satisfied after 12 months of service, followed by 12 quarterly incremental service periods. For RSUs granted to existing employees, the requirement is satisfied in 16 quarterly incremental service periods. The performance-based condition is a liquidity event requirement which will be satisfied as to any then-outstanding RSUs on the first to occur of: (1) a change in control; or (2) the effective date of an IPO. The RSUs vest on the first date upon which both the service-based and performance-based requirements are satisfied. If the RSUs vest, we will deliver one share of common stock for each vested RSU on the settlement date. If the liquidity event requirement is met due to a change in control, the settlement date shall take place immediately before the change in control. If the liquidity event requirement is met due to an IPO, the settlement for vested RSUs shall occur upon the later of: (1) the next Quarterly Settlement Date (March 15, June 15, September 15 and December 15) or (2) the third Quarterly Settlement Date that follows an IPO (the IPO Settlement Date). Certain RSUs granted to our CEO, however, provide that the IPO Settlement Date will instead be the earlier of (1) March 15th of the year following an IPO, and (2) the expiration of the 180-day lock-up period following an IPO. If a change in control occurs after an IPO, any then-vested RSUs will be settled as of immediately prior to the closing of the change in control.

We have also granted 1,217,951 RSUs to our CEO during the year ended January 31, 2017, which may vest and settle in up to two equal tranches if certain milestones are achieved based on our common stock value following the expiration of the 180-day lock-up period following an IPO, or upon a change in control, and subject to our CEO’s continued service with us as of each such vesting date. These RSUs will expire if the corresponding milestone has not been met on or before the fourth or fifth anniversary of the grant date, as applicable. We valued these awards using a lattice model on the date of grant, and this value is amortized on a graded basis over the requisite service period as long as the achievement of the milestones are probable to occur.

A summary of RSUs outstanding and unvested under the 2011 Plan for the years ended January 31, 2016, 2017 and 2018, was as follows:

	Number of Units	Weighted- Average Grant Date Fair Value
Outstanding and unvested at January 31, 2016	5,887,182	$17.21
RSUs granted	12,013,428	18.04
RSUs cancelled	(1,070,324)	17.31

Outstanding and unvested at January 31, 2017	16,830,286	17.80
RSUs granted	8,180,020	17.04
RSUs cancelled	(1,929,763)	17.71

Outstanding and unvested at January 31, 2018	23,080,543	$17.54

As of January 31, 2018, we concluded that the liquidity event performance condition described above for the RSUs was not probable of being satisfied at such time. As a result, we have not recognized any compensation cost to date for any RSUs granted. In the quarter in which the performance based condition is achieved, we will begin recording stock-based compensation expense using the accelerated attribution method, net of forfeitures, based on the grant date fair value of the RSUs.

Had the performance-based condition been probable as of January 31, 2018, we would have recognized $241.3 million of stock-based compensation expense for all RSUs with a performance condition that had satisfied the service-based condition on that date. The 7,414,543 RSUs are the number of awards that had satisfied the service condition (fully service vested) as of January 31, 2018. The $241.3 million of stock-based compensation is related to 23,080,543 RSUs that have fully or partially service vested as of January 31, 2018 using the accelerated attribution method.

We estimate that the remaining unrecognized share-based compensation expense relating to RSUs would be approximately $131.4 million as of January 31, 2018 net of estimated forfeitures. It represents the remaining expense to be recognized from February 2017 through January 2022, had the service and performance obligation requirements been met on January 31, 2018.

Tender Offer

In May 2015, we initiated a tender offer to all equity holders who were also employees at the time, whereby we would purchase for cash, up to an aggregate of 3,100,000 shares of common stock from our employees with the maximum aggregate offer price of up to $60.0 million. We agreed to repurchase 1,791,026 outstanding shares of our common stock, at $19.0931 per share, which is the purchase price per share paid to us for shares of Series F convertible preferred stock. The purchase price per share in the tender offer represented an excess to the fair value of our outstanding common stock, as determined by our most recent valuation of our common stock at time of the transaction. At the time of the tender offer, the fair value of our common stock was $16.65 per share. At the close of the transaction in June 2015, we recorded $4.3 million of compensation expense related to the excess of the selling price per share of common stock paid to our employees over the fair value of the tender share. The 1,791,026 shares we repurchased were all retired. The excess of the purchase price of the repurchased shares over par value increased additional paid-in capital.